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EXHIBIT 99.1

Supplemental Financial & Property Information
March 31, 2002

        This supplemental package should be considered along with the Company's reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company. This package has not been reviewed and audited by any outside individual or agency. No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. A copy of this report is available on the Company's web site at www.PriceLegacy.com.

        Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov, which discuss factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

        Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense and gains (losses) from sales of depreciable operating real estate. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy
Mission Statement	2
About the Company	2
Third Quarter Review	2
Shareholder Information	3
Diluted Net Income & Funds from Operations per Common Share	4
Operating & Portfolio Highlights	5
Statements of Income	6
Funds from Operations and Funds Available for Distribution	7
Market/Operational Information	8
Balance Sheets	10
Property Portfolio
Portfolio Composition	11
Top Ten Tenants	13
Lease Expiration	14
Retail Vacancy & Absorption Change	14
Geographic Diversification	15
Acquisitions & Dispositions	17
Debt Schedule	18

OUR MISSION STATEMENT

        Stability and growth are paramount to the success of Price Legacy. We will, through judicious acquisition, management, development and disposition, strive to be the nation's premier open-air shopping center company.

ABOUT THE COMPANY…

        Price Legacy has its common stock listed on the American Stock Exchange under the symbol XLG. The Company's Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP. Price Legacy is a fully-integrated real estate company with internal acquisition, disposition, development, property management, leasing, marketing and accounting personnel. The Company acquires, operates, develops and sells open-air shopping centers nationwide. Price Legacy has 54 properties which comprise approximately 8.4 million square feet of gross leasable area. The Company manages its properties through regional offices located in California, Arizona, Utah, Virginia and Florida. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants.    The following pages summarize some information concerning the Company. If you have any questions please email us at InvestorRelations@pricelegacy.com. For more information on Price Legacy, please visit the company's web site at www.PriceLegacy.com.

FIRST QUARTER REVIEW

        During the first quarter of 2002 the Company completed the disposition of two land properties. After the closing of the quarter, the Company purchased a 70,000 square foot shopping center anchored by Publix in Silver Springs Shores, Florida. Research analyst Jay Leupp and his team at Robertson Stephens published a research report on Price Legacy on April 11, 2002. The Company received all necessary entitlements for Anaheim GardenWalk. The entitlements allow for the construction of the project in four phases and provide approximately $30 million in tax increment financing. The Company will be present at the upcoming International Council of Shopping Center (ICSC) convention in Las Vegas from May 20-22, 2002. It will also be presenting at the National Association of Real Estate Investment Trusts (NAREIT) in New York, June 3-5, 2002. The Company announced its annual meeting for investors and shareholders 9 am PST, June 13, 2002 at the Rancho Bernardo Inn in San Diego, CA. The Form 10K, Annual Report and Proxy have been mailed to shareholders of record.

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
 www.PriceLegacy.com

Exchange Listing

Common Stock:
American Stock Exchange, symbol XLG

Series A Preferred Stock:
NASDAQ, symbol PRENP

Transfer Agent and Registrar

        Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Diluted Funds from Operations
per Common Share(1)

(1)
For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company's Form 10Q filed and 10K to be filed with the Securities and Exchange Commission.

(2)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average shares outstanding for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million due to the shares issued in connection with the merger on September 18, 2001, the weighted average common shares outstanding for the quarter was approximately 16 million. The effect of the additional common shares issued in the merger is that in the future, the net income per common share and Funds from Operations per common share will be less than reported this quarter.

Price Legacy Corporation
Quarterly Operating Highlights
(in thousands, except per share data)

Three Months Ended March 31, 2002
Net Income	$9,162
Net (Loss) per common share—Diluted	$(0.07)
Funds from Operations before preferred dividend	$13,709
Funds from Operations available to common shareholders	$1,583
Funds from Operations per Common Share—Diluted	$0.04
EBITDA	$19,738

Portfolio Highlights

Operating Real Estate
Number of Properties	54
Gross Leasable Area	8.4 million sq. ft.
Percent Leased (Retail)	93.4%
Average Rent per Leased Square Foot	$11.37
Real Estate Under Development
Redhawk Center—Temecula, CA	430,000 sq.ft.
The Shops at Old Mill—Bend, OR
Phase I (Completed)	152,591 sq.ft.
Phase II	50,000 sq.ft.
Newport on the Levee—Newport, KY	341,926 sq.ft.
The Garden District—Anaheim, CA Phase I	240,000 sq.ft.
Los Arcos—Scottsdale, AZ	555,000 sq.ft.
Glendale Commons, Glendale, AZ	To be determined
Three self-storage sites CA	434,000 sq.ft.

PRICE LEGACY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited—amounts in thousands, except per share data)

	First Quarter Three Months Ended March 31
	2002	2001
Rental revenues	$29,374	$17,781
Expenses
Operating and maintenance	5,065	2,303
Property taxes	3,214	2,141
Depreciation and amortization	4,426	2,226
General and administrative	2,804	867

Total expenses	15,509	7,537

Operating income	13,865	10,244
Interest and other
Interest expense	(6,437)	(3,398)
Interest income	1,269	1,846
Equity in earnings of joint ventures	178	138

Total interest and other	(4,990)	(1,414)

Income before sale of real estate	8,875	8,830
Gain (loss) on sale of real estate	287	(91)

Net income	9,162	8,739
Dividends to preferred stockholders	(12,126)	(8,358)

Net (loss) income applicable to common stockholders	$(2,964)	$381

Basic and diluted net (loss) income per common share	$(.07)	$.03
Weighted average common shares outstanding
Basic and diluted	40,727	13,309
Dividends per preferred share	$.35	$.35

For complete information please see accompanying notes contained in the Company's Form 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Quarterly Funds from Operations & Funds Available for Distribution

	Three Months Ended
	September 30, 2001(2)	December 31, 2001	March 31, 2002
	($ in thousands)
Funds From Operations after preferred dividends
Net Income	$9,766	$8,534	$9,162
Depreciation & Amortization(1)	2,748	4,413	4,547
Gain (loss) on Sales of Depreciable Real Estate	(161)	—	—

Funds from Operations (before preferred dividends)	12,353	12,947	13,709
Preferred Stock Distributions	(8,761)	(11,937)	(12,126)

Funds from Operations (after preferred dividends)	$3,592	$1,010	$1,583
Per Common Share—Diluted	$0.22	$0.02	$0.04
Funds Available for Distribution
Funds from Operations	$12,353	$12,947	$13,709
Deferred Rents	(891)	(1,256)	(1,512)
Tenant Improvements Paid	(27)	(281)	(273)
Leasing Commissions Paid	(28)	(149)	(18)
Principal Debt Payments—Recurring	(358)	(341)	(637)
Other CAPEX	—	—	—

Total Funds Available for Distribution	$11,049	$10,920	$11,269
Dividends
Dividends paid per Preferred A Share	$8,465	$9,409	$9,602
Dividends paid /accrued in kind per Preferred B Share	296	2,527	2,524

Total Distributions	$8,761	$11,936	$12,126
Shares Outstanding	at September 30, 2001	at December 31, 2001	at March 31, 2002
Weighted Average Common Shares Outstanding	16,740	40,726	40,726
Common Shares Outstanding	40,726	40,726	40,726
8 3/4% Series A Cumulative Redeemable Preferred Stock	27,269	27,413	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)
Includes depreciation and amortization of joint venture partnerships. Excludes depreciation and amortization of non-real estate assets.

(2)
This quarter's net income per common share and Funds from Operations per common share were significantly influenced by the weighted average share count for the quarter. Although the common shares outstanding at the end of the quarter exceeded 40 million

Price Legacy Corporation
Market/Operational Information

Market Data Closing Price as of November 14, 2001, December 31, 2001 & March 31, 2002, respectively

	September 30, 2001	December 31, 2001	March 31, 2002
	($ in thousands)
Common Stock Information
Shares Outstanding	40,726	40,726	40,726
Market Price Per Share	$3.22	$3.16	$3.20

Common Equity	$131,188	$128,694	$130,323
8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,269	27,413	27,434
Market Price Per Share	$14.95	$15.00	$15.50

Series A Equity	$407,672	$411,195	$425,227
9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56

Series B Equity	$109,349	$109,349	$109,349
Market Capitalization Calculations
Equity Market CAP	$648,209	$649,238	$664,899
Total Debt	$289,989	$503,029	$513,936

Total Market CAP	$938,198	$1,152,267	$1,178,835
Total Debt to Total Market CAP	31%	44%	44%
Immediate Capital Availability
Cash	$23,122	$28,042	$30,546
Available under Line of Credit	86,000	68,500	65,100
Total Line of Credit	$100,000	$100,000	$100,000
Dividend Data
8 3/4% Series A Preferred Dividend per Share	$8,465	$9,409	$9,602
9% Series B Preferred Dividend per Share (Paid in Kind)	296	2,528	2,524

Total	$8,761	$11,937	$12,126

Price Legacy Corporation
Market/Operational Information, continued

	Three Months Ended
	September 30, 2001	December 31, 2001	March 31, 2002
	($ in thousands)
Operational Statistics
Net Income	$9,766	$8,534	$9,162
Interest Expense	4,012	5,851	6,437
Depreciation and Amortization	2,594	4,138	4,426
Gain on sale of Real Estate	(161)	—	(287)

EBITDA(a)	16,211	18,523	19,738
Interest Expense	4,012	5,851	6,437
Capitalized Interest	430	362	572
Principal Debt Payments—Recurring	358	341	637
Preferred Cash Distributions	8,465	9,409	9,602

Fixed Charges(b)	13,265	15,963	17,248
Fixed charge coverage ratio(a/b)	1.22	1.16	1.14

Interest Expense	4,012	5,851	6,437
Capitalized Interest	430	362	572
Principal Debt Payments—Recurring	358	341	637

Debt service(c)	4,800	6,554	7,646
Debt coverage ratio (a/c)	3.38	2.44	2.58

PRICE LEGACY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31 2002	December 31 2001
	(unaudited)
ASSETS
Real estate assets
Land and land improvements	$418,364	$419,151
Building and improvements	622,108	618,222
Construction in progress	33,847	27,471

	1,074,319	1,064,844
Less accumulated depreciation	(23,411)	(19,420)

	1,050,908	1,045,424
Investment in real estate joint ventures	24,814	24,828
Cash and cash equivalents	30,546	28,042
Accounts receivable, net of allowance of $1,686 and $1,680	3,717	2,706
Notes receivable	53,592	55,167
Deferred rents	7,939	6,427
Other assets	30,140	30,800

Total assets	$1,201,656	$1,193,394

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages and notes payable	$459,141	$452,523
Revolving line of credit	34,900	31,500
Accounts payable and other liabilities	19,895	19,006

Total liabilities	513,936	503,029
Commitments
Minority interests	595	595
Stockholders' equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 and 27,413,467 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 40,726,675 and 40,726,191 issued and outstanding	4	4
Additional paid-in capital	196,016	195,712
Accumulated other comprehensive loss	(91)	(106)
Accumulated deficit	(5,288)	(2,324)
Notes receivable from officers for common shares	(9,365)	(9,365)

Total stockholders' equity	687,125	689,770

Total liabilities and stockholders' equity	$1,201,656	$1,193,394

For complete information please see accompanying notes contained in the Company's Form 10Q to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Supplemental Disclosure—Quarter End March 31, 2002

Real Estate Portfolio—Property List

	Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
	Retail Properties
1	Tucson	Marana	AZ	1999	40,087	40,087	100.0%	PETsMART	Costco, Home Depot
2	Mesa Pavilions	Mesa	AZ	2001	307,719	253,654	82.4%	Circuit City, PETsMART	Costco, Kmart, Target
3	Brio / Roaring Fork	Scottsdale	AZ	1998	3,700	3,700	100.0%	Roaring Fork Restaurant
4	Studio B	Scottsdale	AZ	1998	2,200	2,200	100.0%	Studio B
5	The Groves	Tempe	AZ	2001	247,995	245,195	98.9%	Circuit City, J.C. Penney	Wal-Mart
6	Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
7	Inglewood	Inglewood	CA	1984	119,880	119,880	100.0%	House2Home	Costco
8	Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
9	San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
10	Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
11	Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
12	San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
13	San Diego/Morena(4)	San Diego	CA	1981	322,238	314,238	97.5%	Costco Wholesale
14	San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
15	Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot, PETsMart	Costco
16	New Britain	New Britain	CT	1982	112,400	112,400	100.0%	Wal-Mart
17	Cypress Creek	Ft. Lauderdale	FL	2001	229,034	218,034	95.2%	Regal Cinemas, Office Depot
18	Oakwood Plaza	Hollywood	FL	2001	868,564	862,725	99.3%	Home Depot, Dave & Buster's
19	Kendale Lakes Plaza	Miami	FL	2001	404,553	403,428	99.7%	Kmart, PETsMART
20	Cross Country Place	W Palm Beach	FL	2001	357,542	345,703	96.7%	Kmart, Winn Dixie, Ross
21	Millenia Plaza(1)	Orlando	FL	2001	404,427	404,427	100.0%	Home Expo, Linens 'N Things
22	Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
23	Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe's
24	Newport on the Levee(5)	Newport	KY	1998	341,926	216,903	63.4%	AMC, Barnes & Noble	Newport Aquarium
25	Glen Burnie	Glen Burnie	MD	1985	154,661	136,931	88.5%	Sports Authority, PETsMART	Costco, Home Depot
26	Moorestown(2)	Maple Shade	NJ	1989	201,351	66,153	32.9%	Sports Authority
27	Wayne	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
28	Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
29	Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, Borders, Marshall's
30	Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe's
31	Philadelphia	Bensalem	PA	1991	307,771	286,631	93.1%	Home Depot
32	Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
33	Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority

				TOTAL	6,726,083	6,312,589	93.9%

	Joint Ventures
34	Fresno (Blackstone Ventures) (50%)	Fresno	CA	1998	85,360	85,360	100.0%	Bed Bath & Beyond, Ross
35	Shops at the Old Mill District (50%)	Bend	OR	2000	152,591	109,097	71.5%	Regal Cinemas, GAP

				TOTAL	237,951	194,457	81.7%

	TOTAL RETAIL PORTFOLIO				6,964,034	6,507,046	93.4%

	Self Storage
36	Azusa(3)	Azusa	CA	1998	120,615	120,615	100.0%
37	San Diego/Morena(3,4)	San Diego	CA	1981	120,962	120,962	100.0%
38	San Diego-Murphy's Canyon(3)	San Diego	CA	1997	298,000	298,000	100.0%
39	Solana Beach(3)	Solana Beach	CA	1991	316,000	316,000	100.0%

				TOTAL	855,577	855,577	100.0%

	Non-Retail Properties
	Office Properties
40	Scottsdale City Center	Scottsdale	AZ	2000	65,823	56,304	85.5%
41	Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
42	Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
43	Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	133,159	94.3%	KOS Pharmaceuticals
44	Newport Centre(5)(55%)	Winnipeg	Canada	1992	159,743	141,231	88.4%

				TOTAL	574,878	538,856	93.7%

	Hospitality
45	Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms

TOTAL	—	—

	TOTAL NON-RETAIL PORTFOLIO				1,430,455	1,394,433	97.5%

	Development and Other Properties
46	Scottsdale Towers Land	Scottsdale	AZ	1998	N/A	N/A		Under Development
47	Tucson	Marana	AZ	1999	N/A	N/A		Land
48	Excel Pointe Anaheim (88%)	Anaheim	CA	1998	240,000	—		Under Development
49	Pacific Beach—Self Storage	San Diego	CA	2000	140,000	N/A		Under Development
50	San Juan Capistrano—Self Storage	San Juan Capistrano	CA	2000	88,000	N/A		Under Development
51	Redhawk Towne Center	Temecula	CA	1999	419,284	N/A		Under Development
52	Walnut Creek—Self Storage	Walnut Creek	CA	2000	N/A	N/A		Under Development
53	Yosemite Land	Yosemite	CA	1998	N/A	N/A		Land
54	International Business Park	Orlando	FL	1999	N/A	N/A		Land
55	Shepherd Creek	Salt Lake City	UT	2001	N/A	N/A		Land

				TOTAL	887,284	—

	TOTAL DEVELOPMENT PROPERTIES				887,284	—

	TOTAL PORTFOLIO(6)				8,394,489	7,901,479	94.1%

NOTES:

1.
Home Depot, Linens 'N Things, and Floral Supply Mart opened first quarter 2002

2.
Lowe's to open third quarter 2002

3.
Master leased for operations to Price Self-Storage

4.
Single property, two tenant types, total property count is 54

5.
Consolidated Joint Venture

6.
Excludes development properties

Price Legacy Corporation
Property Portfolio

Real Estate Portfolio—Top Ten Tenants
(Ranked by Annualized Minimum Rent(1))

	Tenant	Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1	Costco	4	618,192	7.8%	$8,573	9.5%
2	Price Self Storage	4	855,577	10.8%	5,100	5.7%
3	Kmart(2)	4	461,829	5.8%	4,107	4.6%
4	The Sports Authority	7	306,722	3.9%	3,780	4.2%
5	Home Depot	3	356,453	4.5%	3,505	3.9%
6	AMC	2	122,557	1.6%	2,488	2.8%
7	Marshall's	4	146,176	1.8%	2,433	2.7%
8	AT&T Wireless	1	126,005	1.6%	2,056	2.3%
9	PETsMART	7	169,890	2.2%	2,021	2.2%
10	BJ's Wholesale Club	2	218,505	2.8%	1,922	2.1%

		38	3,381,906	42.8%	$35,985	40.0%

(1)
Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements.

(2)
Does not include a Builders Square lease for which K-Mart is a guarantor.

Real Estate Portfolio—Lease Expiration Schedule
(excludes month-to-month leases, Newport Levee, and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2002	43	15	375,307	4.7%	$4,104,321	4.6%
2003	43	26	189,822	2.4%	3,005,794	3.3%
2004	59	41	229,886	2.9%	3,612,013	4.0%
2005	69	46	407,281	5.2%	5,699,199	6.3%
2006	40	23	292,521	3.7%	4,708,551	5.2%
2007	35	23	183,641	2.3%	2,842,115	3.2%
2008	17	13	150,585	1.9%	2,073,668	2.3%
2009	38	33	1,362,190	17.2%	17,506,866	19.5%
2010	31	28	411,470	5.2%	7,000,567	7.8%
2011+	91	68	3,944,938	49.9%	35,219,435	39.2%

TOTAL	466	316	7,547,641	95.4%	$85,772,529	95.4%

Retail Vacancy & Net Absorption Change Analysis—Three Months Ended March 31, 2002

	Total SF	Leased SF	% Leased	Rent/Leased SF
January 1, 2002	8,390,860	7,761,982	92.5%	11.50
Acquisitions	—	—	—	—
Net Absorption	—	139,497	—	6.66
Disposals	—	—	—	—
March 31, 2002	8,394,489	7,901,479	94.1%	11.37

New Leases Signed Year-To-Date

	Retail Leases	Ground Leases
Number	9	1
Building SF	12,364	86,584
Land SF	—	397,267
Average Rent/SF	$22.11	$3.46

Vacancies

SF	2,375
Average Rate/SF	$23.00

Price Legacy Corporation
Supplemental Disclosure—Quarter End March 31, 2002

Real Estate Portfolio—Geographic Distribution

RETAIL PORTFOLIO

State/Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	5	601,701	90.5%	$10.71	$5,834,441	7.0%
California	15	1,994,259	99.6%	9.31	18,489,053	22.2%
Canada	1	159,743	88.4%	6.68	943,973	1.1%
Connecticut	1	112,400	100.0%	5.97	671,100	0.8%
Florida	5	2,264,120	98.7%	10.01	22,361,604	26.9%
Indiana	2	377,152	99.2%	6.49	2,428,397	2.9%
Kentucky	1	341,926	63.4%	17.36	3,764,640	4.5%
Maryland	1	154,661	88.5%	12.83	1,756,208	2.1%
New Jersey	2	549,414	72.4%	13.19	5,246,198	6.3%
New York	2	454,182	100.0%	18.35	8,332,028	10.0%
Ohio	1	126,400	100.0%	5.14	650,000	0.8%
Oregon	1	152,591	71.5%	17.09	1,864,861	2.2%
Pennsylvania	1	307,771	93.1%	10.74	3,078,776	3.7%
Virginia	2	383,034	100.0%	20.17	7,724,280	9.3%

	40	7,979,354	94.0%	$11.08	$83,145,558	100.0%

Region
West	21	2,748,551	96.1%	9.92	26,188,354	31.5%
Outside U.S.	1	159,743	88.4%	6.68	943,973	1.1%
East	18	5,071,060	95.9%	11.52	56,013,231	67.4%

	40	7,979,354	94.0%	$11.08	$83,145,558	100.0%

Price Legacy Corporation
Supplemental Disclosure—Quarter End March 31, 2002

Real Estate Portfolio—Geographic Distribution

NON-RETAIL PORTFOLIO

State/Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	65,823	85.5%	$19.99	$1,125,795	16.7%
California	2	208,162	100.0%	18.98	3,950,368	58.7%
Florida	1	141,150	94.3%	12.40	1,651,253	24.5%

	5	415,135	95.8%	$16.92	$6,727,417	100.0%

Region
West	4	273,985	96.5%	$19.19	5,076,163	75.5%
Outside U.S.	—	N/A	N/A	N/A	N/A	N/A
East	1	141,150	94.3%	12.40	1,651,253	24.5%

	5	415,135	95.8%	$16.92	$6,727,417	100.0%

DEVELOPMENT AND OTHER PROPERTIES

State/Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	2	N/A	N/A	N/A	N/A	N/A
California	6	887,284	N/A	N/A	N/A	N/A
Florida	1	N/A	N/A	N/A	N/A	N/A
Utah	1	N/A	N/A	N/A	N/A	N/A

	10	887,284	N/A	N/A	N/A	N/A

Region
West	9	887,284	N/A	N/A	N/A	N/A
Outside U.S.	N/A	N/A	N/A	N/A	N/A	N/A
East	1	N/A	N/A	N/A	N/A	N/A

	10	887,284	N/A	N/A	N/A	N/A

2001 Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name		Property Type(1)	Month Acquired						Anchor Tenants
	Location			Cash	Stock	Debt	Total	GLA
Land	Anaheim, CA	L	Jan-01	$23,288,000	—	$—	$23,288,000
Land	Walnut Creek, CA	L	Jan-01	2,816,000	—	—	2,816,000
Mesa Pavilions	Mesa, AZ	S	May-01	10,182,715	—	21,184,000	31,366,715	308,432	Circuit City, Sports Authority, Home Place
The Groves	Tempe, AZ	S	May-01	10,042,354	—	14,137,000	24,179,354	247,948	Circuit City, Michael's, Petsmart
Greenburg	Greenburg, IN	S	Jun-01	19,300,000	—	18,300,000	37,600,000	272,893	Wal-Mart
Oakwood Plaza	Hollywood, FL	S	Nov-01	23,377,600	—	66,734,233	90,111,833	889,956	Dave & Buster's
Oakwood Business Cnt.	Hollywood, FL	O	Nov-01	3,137,679	—	10,195,821	13,333,500	141,150	Trader Publishing Co.
Kendale Lakes Plaza	Miami, FL	S	Nov-01	7,040,695	—	29,009,305	36,050,000	402,801	K-Mart
Cross Country Plaza	West Palm Beach, FL	S	Nov-01	8,364,486	—	32,332,414	40,696,900	351,341	K-Mart, Winn Dixie
Cypress Creek Station	Ft. Lauderdale, FL	S	Nov-01	5,430,332	—	23,369,668	28,800,000	229,034	Regal Cinemas, Office Depot
Millenia Plaza	Orlando, FL	S	Nov-01	7,787,577	—	21,675,000	29,462,577	404,492	Home Depot

				$120,767,438	$—	$236,937,441	$357,704,879	3,248,047

DISPOSITIONS

					Selling Price
Property Name		Property Type(1)		Month Sold					Anchor Tenants
	Location				Cash	Debt	Total	GLA
Aurora	Aurora, CO	T		Jan-01	$1,592,380	—	$1,592,380	7,300	Red Robin
Scottsdale Land	Scottsdale, AZ	L	(2)	Feb-01	500,000	—	500,000	59,433	N/A
Bradshaw	Sacramento, CA	O		Jun-01	5,125,000	—	5,125,000	30,000	AT&T Cellular
Southeast San Diego	San Diego, CA	T		Sep-01	1,680,000	—	1,680,000	8,875	Burger King
Desert Fashion Plaza	Palm Springs, CA	S		Nov-01	17,021,623	—	17,021,623	96,090	Saks Fifth Ave.
Westminster Promenade	Westminster, CO	S		Dec-01	13,500,000	—	13,500,000	228,726	AMC
Seekonk Shopping Ctr.	Seekonk, MA	S		Dec-01	15,250,000	—	15,250,000	213,994	Sports Authority
Land	Tusayan, AZ	L		Dec-01	1,362,000	—	1,362,000	—	N/A
Land	Marana, AZ	L		Jan-02	683,000	—	683,000	—	N/A
Land	Hollywood, FL	L		Jan-02	1,410,000	—	1,410,000	—	N/A
Land	Hollywood, FL	L		Apr-02	1,100,000	—	1,100,000	—	N/A

					$59,224,003	$—	$59,224,003	644,418

(1)
L—Land, S—Shopping Center, T—Single Tenant Property, O—Office

(2)
Partial sale of land

Real Estate Portfolio—Schedule of Debt

Property	Location	Interest Rate	Spread	Maturity	Balance (000's)
Fixed Rate Debt:
Property Specific Debt
Capital Lease of Excel Centre	San Diego, CA	4.43%	—	12/01/04	$11,592
Greensburg (Capital Lease)	Greensburg, IN	9.00%	—	06/05/01	19,300
Murphy Canyon	San Diego, CA	9.00%	—	04/01/04	8,659
Middleton/Lowes	Middletown, Ohio	7.625%	—	02/01/14	3,385
Terre Haute/Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,416
Scottsdale City Centre	Scottsdale, AZ	8.125%	—	02/01/06	1,795
Anaheim—RIST	Anaheim, CA	6.00%	—	12/01/06	6,313
Kendale	Miami, FL	8.18%	—	02/01/09	28,916
Oakwood Plaza	Hollywood, FL	8.18%	—	02/01/09	66,518
Cross County	West Palm Beach, FL	9.00%	—	01/01/10	32,250
Cypress Creek	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,294
Oakwood Business	Hollywood, FL	8.18%	—	02/01/09	10,163
Newport on the Levee	Newport, KY		—
Firstar		12.50%	—	03/01/02	4,738
Bonds		8.50%
One North First Street	Scottsdale, AZ	8.25%	—	06/25/05

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$220,339

Credit Facility Debt
Senior Notes		10.00%	—	11/01/04	$2,264
Convertible Debentures		9.00%	—	11/01/04	2,831

TOTAL FIXED RATE NON-PROPERTY SPECIFIC DEBT					$5,095

TOTAL FIXED RATE DEBT					$225,434
Variable Rate Debt:	Assumed Libor rate:	1.88%
Property Specific Debt
Contruction Loans Payable (self storage)	Various	Libor	2.75%	04/01/03	$11,930 [1]
Tempe/Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,996
Mesa/Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	16,101
Millenia Plaza	Orlando, FL	Libor	2.25%	04/01/03	21,945
Newport on the Levee Construction/loan	Newport, KY	Libor	3.10%	01/03/03	33,909
GMAC Commercial Mortgage	Various	Libor	0.98%	06/01/04	121,375

TOTAL SECURED VARIABLE RATE DEBT					$222,256

TOTAL VARIABLE RATE DEBT					$222,256
		Total Weighted Average Fixed Rate Debt:			8.26%
		Total Weighted Average Variable Rate Debt:			3.56%
Unsecured Line of Credit	Assumed Libor rate:	1.88%
		Interest Rate	Spread	Maturity	Balance
Fleet Revolver		Libor	1.75%	09/01/04	$34,900

TOTAL VARIABLE RATE DEBT					$34,900

Other		12.50%	—	04/01/02	$6,000

TOTAL FIXED RATE DEBT					$6,000

TOTAL DEBT					$488,590
IMAX Equipment Loan (to be marked paid in full in first quarter 2002 in exchange for equipment—no interest)					$5,451

					$494,041 [2]
		Total Weighted Average All Debt:			5.85%

(1)
Uses 90-day LIBOR rate

(2)
Per financial statements

QuickLinks

Supplemental Financial & Property Information March 31, 2002
Supplemental Financial & Property Information
Shareholder Information
Diluted Funds from Operations per Common Share(1)
Price Legacy Corporation Quarterly Operating Highlights (in thousands, except per share data)
PRICE LEGACY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited—amounts in thousands, except per share data)
Price Legacy Corporation Quarterly Funds from Operations & Funds Available for Distribution
Price Legacy Corporation Market/Operational Information
Price Legacy Corporation Market/Operational Information, continued
PRICE LEGACY CORPORATION CONSOLIDATED BALANCE SHEETS (in thousands, except share data)
Price Legacy Corporation Supplemental Disclosure—Quarter End March 31, 2002
Price Legacy Corporation Property Portfolio
Price Legacy Corporation Supplemental Disclosure—Quarter End March 31, 2002
Price Legacy Corporation Supplemental Disclosure—Quarter End March 31, 2002